UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

                    GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Charter)

                      III-E: 0-19010      III-E: 73-1367188
   Oklahoma           III-F: 0-19102      III-F: 73-1377737
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(State or other        (Commission        (I.R.S. Employer
 jurisdiction of       File Number)      Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On September 14, 2007, the Geodyne Energy Income Limited Partnership III-E and Geodyne Energy Income Limited Partnership III-F (the "Partnerships") sold their interests in 65 producing properties located in Sweetwater County, Wyoming to EnCana Oil & Gas (USA) Inc. ("EnCana") for net proceeds as described below:


                        Reserves
                        Sold as          Reserve
                       of 12/31/06         Value
                     Oil        Gas        Sold          Net
           P/ship   (Bbls)     (Mcf)     12/31/06      Proceeds
           ------   ------    -------   ----------    ----------

           III-E     5,763    529,362    $998,534     $1,790,000
           III-F     4,747    436,274     822,941      1,474,000

      The proceeds from the sales will be included in the November 15, 2007 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that sales will continue through at least early 2008.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before October 5, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-E

                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-F


                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: September 20, 2007


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